Income Taxes	9 Months Ended	12 Months Ended
	Sep. 30, 2023	Dec. 31, 2022
Income Taxes
Income Taxes

9. Income Taxes

Sale of New Jersey Net Operating Losses

The Company has participated in the State of New Jersey’s Technology Business Tax Certificate Transfer Program (the “Program”) sponsored by The New Jersey Economic Development Authority. The Program enables approved biotechnology companies with unused NOLs and unused research and development credits to sell these tax benefits for at least 80% of the value of the tax benefits to unaffiliated, profitable corporate taxpayers in the State of New Jersey. The Program is administered by The New Jersey Economic Development Authority and the New Jersey Department of the Treasury’s Division of Taxation. The Company had previously reached the maximum lifetime benefit of $15.0 million under the historical Program; however, in January 2021 the Program was amended to extend the maximum lifetime benefit to $20.0 million. The Company received final approval in March 2022 for $4.7 million of additional cash benefit that was received in April 2022.

12. Income Taxes

On March 27, 2020 the US government enacted the Coronavirus Aid, Relief, and Economic Security Act (CARES Act) which includes numerous modifications to income tax provisions, including a limitation on business interest expense and net operating loss provisions and the acceleration of alternative minimum tax credits. Given the Company’s history of losses, the CARES Act did not have a material impact on its tax provision.

As of December 31, 2022, the Company had available net operating loss carryforwards (“NOLs”) of approximately $390.6 million for federal and $79.9 million for state income tax reporting purposes. Under the TCJA, the federal NOLs generated after 2017, approximately $201.7 million, can be carried forward indefinitely, while the NOLs generated through taxable years ending December 31, 2017, approximately $188.9 million, are available to offset future federal taxable income, if any, through 2037. The Company also has research and development tax credit carryforwards of approximately $6.4 million and $0.9 million for federal and state income tax reporting purposes, respectively, which are available to reduce federal income taxes, if any, through 2042 and state income taxes, if any, through 2037.

The Internal Revenue Code of 1986, as amended (the “Code”) provides for a limitation on the annual use of NOLs and other tax attributes (such as research and development tax credit carryforwards) following certain ownership changes, as defined by the Code that could significantly limit the Company’s ability to utilize these carryforwards. At this time, the Company has not completed a study to assess whether an ownership change under Section 382 of the Code has occurred, or whether there have been multiple ownership changes since the Company’s formation, due to the costs and complexities associated with such a study. The Company is likely to have experienced various ownership changes, as defined by the Code, as a result of past financings. Accordingly, the Company’s ability to utilize the aforementioned carryforwards may be limited. Additionally, U.S. tax laws limit the time during which these carryforwards may be applied against future taxes. Therefore, the Company may not be able to take full advantage of these carryforwards for federal and state income tax purposes. The Company does not have any significant unrecognized tax benefits.

As of December 31, 2022, the Company has not accrued interest or penalties related to uncertain tax positions. The Company’s tax returns for the years ended December 31, 2019 through December 31, 2021 are still subject to examination by major tax jurisdictions. However, the Internal Revenue Service (“IRS”) and state tax jurisdictions can audit the NOLs generated in prior years in the years that those NOLs are utilized.

For all years through December 31, 2022, the Company generated research credits but has not conducted a study to document the qualified activities. This study may result in an adjustment to the Company’s research and development credit carryforwards; however, until a study is completed and any adjustment in known, no amounts are being presented as an uncertain tax position. A full valuation allowance has been provided against the Company’s research and development credits and, if an adjustment is required, this adjustment would be offset by an adjustment to the deferred tax asset established for the research and development credit carryforwards and the valuation allowance.

The tax effects of temporary differences that give rise to significant portions of the deferred tax assets are presented below:

	December 31,
	2022	2021
Deferred tax assets:
Net operating loss carryforwards	$87,216	$81,102
Research credit carryforward	7,071	7,943
Stock options and other	2,297	2,114
Total gross deferred tax assets	96,584	91,159
Valuation allowance for deferred tax assets	(96,584)	(91,159)
Net deferred tax assets	$—	$—

The net change in the valuation allowance for the years ended December 31, 2022 and 2021 was an increase of $5.4 million and an increase of $14.4 million, respectively.

A reconciliation of the U.S. statutory income tax rate to the Company’s effective tax rate is as follows:

	December 31,
	2022	2021 (Restated)	2020
Federal income tax at statutory rate	21.0%	21.0%	21.0%
State income tax benefit, net of federal benefit	0.1%	0.2%	1.0%
Unrealized gain on warrants	18.8%	1.1%	—%
Research and development tax credits	0.1%	0.2%	0.7%
Other	(5.6)%	(2.2)%	(2.0)%
Increase to valuation allowance	(18.5)%	(20.3)%	(20.7)%
Effective income tax rate	15.9%	0.0%	0.0%

Sale of New Jersey Net Operating Losses

The Company has participated in the State of New Jersey’s Technology Business Tax Certificate Transfer Program (the “Program”) sponsored by The New Jersey Economic Development Authority. The Program enables approved biotechnology companies with unused NOLs and unused research and development credits to sell these tax benefits for at least 80% of the value of the tax benefits to unaffiliated, profitable corporate taxpayers in the State of New Jersey. The Program is administered by The New Jersey Economic Development Authority and the New Jersey Department of the Treasury’s Division of Taxation. The Company had previously reached the maximum lifetime benefit of $15.0 million under the historical Program, however in January 2021 the Program was amended to extend the maximum lifetime benefit to $20.0 million. In March 2022, the Company completed the sale of NOLs totaling approximately $44.3 million and research and development credits totaling approximately $1.0 million for net proceeds of approximately $4.7 million. Such proceeds are reflected as a tax benefit for year ended December 31, 2022.